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                                S&P STARS FUND
                            S&P STARS Master Series

                        Supplement to Prospectus dated
                               September 1, 1995


The Master Series is permitted to invest in put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Master Series may invest. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. See also, Item 4, "General Description of Registrant--Management Policies" and "General Description of Registrant--Risk Factors--Certain Investment Techniques" and "Appendix-- Investment Techniques--Options Transactions."